Contract Assets	12 Months Ended
Dec. 31, 2024
Contract Assets [Abstract]
CONTRACT ASSETS
15.	CONTRACT ASSETS

	December 31,	December 31,	January 1,
	2024	2023	2023
	US$	US$	US$

Contract assets arising from:
Internet leads generation and marketing service income	11,815,345	15,997,795	11,082,660
Marketing and events income	10,099	27,174	57,449
	11,825,444	16,024,969	11,140,109

Contract assets are mainly recognized for revenue earned from internet leads generation and marketing service income as the receipt of consideration is based on the billing process. Included in contract assets for internet leads generation and marketing service income are unbilled amounts of revenue. Upon completion of the billing of the revenue from contract customers, the amounts recognized as contract assets are reclassified to accounts receivable. The decrease in contract assets in 2024 was mainly due to the decrease in internet leads generation and marketing service income near the end of the year as compared with year ended December 31, 2023. The increase in contract assets in 2023 was mainly due to the increase in internet leads generation and marketing service income near the end of the year as compared with year ended December 31, 2022.

The expected timing of recovery or settlement for contract assets as at the end of the reporting period is within one year.

An impairment analysis is performed at each reporting date using a provision analysis to measure expected credit losses. The provision rates for the measurement of the expected credit losses of the contract assets are based on those of the accounts receivable as the contract assets and the accounts receivables are from the same customer bases. As at December 31, 2024 and 2023, the loss allowance was assessed by management to be minimal.